UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: December 31

Date of reporting period: period ended December 31, 2014

Item 1.  Report to Stockholders.

[Calvert Large Cap Value Fund Annual Report to Shareholders]

[Calvert Equity Income Fund Annual Report to Shareholders]

Calvert Large Cap Value Fund

Annual Report
December 31, 2014

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4	President’s Letter
6	Portfolio Management Discussion
11	Shareholder Expense Example
13	Report of Independent Registered Public Accounting Firm
14	Statement of Net Assets
17	Statements of Operations
18	Statements of Changes in Net Assets
20	Notes to Financial Statements
26	Financial Highlights
30	Explanation of Financial Tables
31	Proxy Voting
32	Availability of Quarterly Portfolio Holdings
32	Basis for Board’s Approval of Investment Advisory Contract
35	Trustee and Officer Information Table

Dear Calvert Shareowner,

The United States economy improved throughout 2014, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.

As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.

The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the year, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies saw their stock valuations drop in reaction.

Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefited substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.

As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.

Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.

Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.

Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and over the years we have made many contributions to corporate responsibility and public policy.

Today we are bringing Calvert’s deep expertise in investment management together with shareowner advocacy and public policy work to a new level. We are developing principles and setting standards to guide our investment research and management processes together with our active ownership and engagement initiatives.

As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies’ operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.

As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.

Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments Inc. appreciate the confidence and trust you have placed in us.

John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.

Performance

The Calvert Large Cap Value Fund Class A shares (at NAV) returned 1.50% for the three-month period ended December 31, 2014. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 4.98% for the period. Weak stock selection in the oil and gas sector was the main detractor from relative performance.

On October 1, 2014 the Fund changed its fiscal year-end, which had been September 30, to December 31; therefore, this annual report is only for a three-month period. In addition, in December, portfolio manager James McGlynn resigned and both Natalie Trunow, Calvert Senior Vice President and Chief Investment Officer-Equities, and Rachel Volynsky, Calvert Vice President and Senior Portfolio Manager, were added to the Fund’s investment management team.

Investment Climate

Stock market volatility rose during the three-month reporting period, with equities logging broad moves up and down, in sharp contrast to the third-quarter 2014 climate. Despite these sharp moves, we finished the year just short of a stock-market high. There continues to be, however, a meaningful reluctance to bull-market enthusiasm. The fourth quarter certainly started out on a sour note. A sell-off that began in mid-September peaked by mid-October, nearly reaching official “correction” territory, which is a 10% loss in prices. Later in October, stock prices rebounded, reaching higher levels than before the September slide. Solid third-quarter earnings played a role in this sharp reversal in investor sentiment.

6 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

CALVERT LARGE CAP
VALUE FUND
December 31, 2014

Ten Largest Stock	% of Net
Holdings	Assets
The PNC Financial Services
Group, Inc.	5.0%
Pfizer, Inc.	4.3%
JPMorgan Chase & Co.	4.0%
General Electric Co.	3.9%
Deere & Co.	3.4%
Microsoft Corp.	3.4%
Morgan Stanley	3.0%
Fifth Third Bancorp	3.0%
Vodafone Group plc (ADR)	2.9%
The Procter & Gamble Co.	2.8%
Total	35.7%

CALVERT LARGE CAP
VALUE FUND
December 31, 2014

Investment Performance
(total return at NAV*)
	3 Months	12 Months
	Ended	Ended
	12/31/14	12/31/14
Class A	1.50%	8.38%
Class C	1.24%	7.19%
Class Y	1.56%	8.64%

Russell 1000
Value Index	4.98%	13.45%

Lipper Large-
Cap Value
Funds Average	3.83%	10.59%

% of Total
Economic Sectors	Investments
Consumer Discretionary	6.7%
Consumer Staples	8.2%
Energy	10.3%
Financials	23.3%
Health Care	12.6%
Industrials	12.9%
Information Technology	13.0%
Materials	2.0%
Short-Term Investments	3.5%
Telecommunication Services	4.9%
Utilities	2.6%
Total	100%

* Investment performance/return of NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

Geopolitical tensions spooked the markets in October, particularly the Russian presence in Ukraine with troops and heavy weapons. Worries increased that Russia’s actions would escalate sanctions that would end up undermining the already weak European recovery. While Russia was probably the most meaningful reason for market jitters, the Ebola scare and emergence of the Islamic State of Iraq and Syria (ISIS) garnered media attention and seemed to push markets lower in the short-run. The United States appeared to be caught flatfooted at first on the ISIS front, and health authorities struggled to stay out in front of the Ebola crisis. Many investors and traders responded by selling everything tied to global travel.

Several other factors contributed to the pessimistic sentiment, but one in particular might seem counterintuitive: falling oil prices. While sliding gasoline prices and cheaper heating oil are a clear positive for consumers, worries surfaced over a resulting decline in U.S. production. Most economists view the net impact on the U.S. economy as a positive, but the lower oil prices go, the harder that benefit is to quantify.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 7

While the list of global concerns weighing on the markets was long, the list of what prompted the reversal and bounce to new highs by Thanksgiving was pretty short. Early successes against ISIS on the part of the United States and its partners helped boost investor sentiment, as did containment of Ebola, but what mattered most was earnings. Given a stronger U.S. dollar and all the things spooking the markets in September and early October, market participants had set low expectations for third-quarter earnings, anticipating tempered results, guidance, and outlooks. On balance, however, the foreign-exchange headwinds were noted but as third-quarter results were strong—and analysts’ outlook commentaries comforting—stocks responded favorably.

Portfolio Review

While the Fund had a positive return for the three-month reporting period, it under-performed its benchmark, the Russell 1000 Value Index, primarily due to its exposure to the poor-performing oil and gas sector, which was responsible for six of the top ten detractors from Fund performance. It was a very unusual period as oil prices declined substantially and precipitously from their peak in June (down over 40% over the course of the quarter and over 50% since the peak). In the short-term, the oil market is oversupplied, but the imbalance should correct itself over the long term, as high-cost oil and gas production becomes uneconomic. We believe that our current holdings represent good value at current levels, and we are taking advantage of this correction to consolidate and reallocate some of our positions to our highest-conviction companies.

CALVERT LARGE CAP
VALUE FUND
December 31, 2014

Average Annual Total Returns

Class A Shares*	(with max. load)
One year	3.23%
Five year	11.39%
Ten year	5.47%

Class C Shares*	(with max. load)
One year	6.19%
Five year	11.25%
Ten year	5.39%

Class Y Shares
One year	8.64%
Five year	12.76%
Ten year	6.24%

* Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. The performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund.

The performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund since its inception 12/29/99.

The pharmaceutical firm Sanofi was a notable detractor from performance during the period. Shares of Sanofi fell on lower-than-expected third-quarter earnings. Its largest diabetes-treatment drug, Lantus, faced pricing pressure earlier than expected and Sanofi’s CEO was dismissed a day later. The stock now trades at a significant discount to its peers, despite solid growth prospects from existing vaccine drugs and upcoming product launches for its second-generation diabetes drug as well as a drug for the treatment of cholesterol.

8 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.55%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 9

Sanofi also remains attractive due to its enviable position in multiple oligopolistic markets, including diabetes, vaccines, and rare diseases. We are looking to increase our position incre mentally on its share-price weakness, and see the recent lows as a buying opportunity.

Elsewhere, the Fund’s lack of exposure to Real Estate Investment Trusts (REITs) dragged on relative returns.

Outlook

We’ve been positive on the U.S. economy, especially relative to Europe, since the financial crisis and increasingly so in the last two to three years. Things have been getting progressive ly better in the U.S. and worse in Europe. We expect this dichotomy to continue for some time because of the eurozone’s inability to enact much needed structural economic reforms, although European financial markets might have a temporary rally in the first quarter when the QE measures are announced. On the other hand, GDP numbers in the U.S. have been very healthy and an above consensus GDP growth of 3.5 percent is quite realistic next year absent a repeat of the extreme weather conditions from last year and significant geo-political crises. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.

Since the U.S. economy is relatively well insulated, we think U.S. stocks can post decent performance, but probably not as good as the past couple of years. Although U.S. equities appear fairly-valued based on historical standards, given the positive economic backdrop in the U.S. relative to the rest of the world, U.S. stocks could command a premium multiple and further multiple expansion next year is not out of the question.

Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers such as Russia could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive multiplier effect from cheaper oil benefiting both consumers and manufacturers. Lower hydrocarbon-based energy prices could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.

Because of the high dollar and low energy prices, inflation in the U.S. will likely remain low with deflationary threats very real in many parts of the world. This may give the Fed pause in how soon and how high they want to raise rates, because global economic conditions can have an impact on the U.S., and it is probably unlikely that we will see robust economic growth outside the U.S. next year. As a result, the tightening path might wind up taking longer to materialize with rates staying at levels lower than consensus believes. Overall, the divergence in economic conditions should continue to support the dollar which could be another reason to favor U.S. assets.

January 2015

As of December 31, 2014, Sanofi represented 2.44% of Fund net assets. Holdings are subject to change.

10 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED) 11

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/14	12/31/14	7/1/14 - 12/31/14
Class A
Actual	$1,000.00	$1,015.89	$6.25
Hypothetical	$1,000.00	$1,019.00	$6.26
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,010.33	$11.91
Hypothetical	$1,000.00	$1,013.36	$11.93
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,017.05	$4.98
Hypothetical	$1,000.00	$1,020.27	$4.99
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

12 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Calvert SAGE Fund and Shareholders of Calvert Large Cap Value Fund: We have audited the accompanying statement of net assets of the Calvert Large Cap Value Fund (the “Fund”), a series of Calvert SAGE Fund, as of December 31, 2014, and the related statements of operations for the period from October 1, 2014 through December 31, 2014 and the year ended September 30, 2014, the statements of changes in net assets for the period from October 1, 2014 through December 31, 2014, and for each of the years in the two year period ended September 30, 2014, and the financial highlights for the period from October 1, 2014 through December 31, 2014, and the five-year period ended September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Value Fund as of December 31, 2014, the results of its operations for the period from October 1, 2014 through December 31, 2014 and the year ended September 30, 2014, the changes in its net assets for the period from October 1, 2014 through December 31, 2014, and for each of the years in the two year period ended September 30, 2014, and the financial highlights for the period from October 1, 2014 through December 31, 2014, and the five-year period ended September 30, 2014, in conformity with U.S. generally accepted accounting principles.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 13

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

Equity Securities - 96.1%	Shares	Value
Banks - 12.0%
Fifth Third Bancorp	197,581	$4,025,713
JPMorgan Chase & Co	86,435	5,409,102
The PNC Financial Services Group, Inc	74,264	6,775,105
		16,209,920

Beverages - 2.0%
PepsiCo, Inc	28,100	2,657,136

Biotechnology - 1.4%
Amgen, Inc	11,982	1,908,613

Capital Markets - 5.0%
Morgan Stanley	106,004	4,112,955
The Bank of New York Mellon Corp	65,178	2,644,272
		6,757,227

Chemicals - 2.0%
Potash Corp of Saskatchewan, Inc	75,452	2,664,965

Commercial Services & Supplies - 1.4%
The ADT Corp	52,500	1,902,075

Communications Equipment - 4.4%
Cisco Systems, Inc	117,000	3,254,355
QUALCOMM, Inc	36,955	2,746,865
		6,001,220

Consumer Finance - 2.4%
Capital One Financial Corp	38,700	3,194,685

Diversified Telecommunication Services - 2.0%
Deutsche Telekom AG (ADR)	170,023	2,701,665

Electric Utilities - 2.5%
FirstEnergy Corp	88,500	3,450,615

Electrical Equipment - 2.6%
Eaton Corp. plc	51,500	3,499,940

Energy Equipment & Services - 2.6%
National Oilwell Varco, Inc	54,424	3,566,405

Food & Staples Retailing - 1.1%
Walgreens Boots Alliance, Inc	19,349	1,474,394

14 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

Equity Securities - Cont’d	Shares	Value
Food Products - 2.4%
Unilever NV, NY Shares	82,618	$3,225,407

Health Care Providers & Services - 2.5%
Quest Diagnostics, Inc	51,149	3,430,052

Household Products - 2.8%
The Procter & Gamble Co	41,100	3,743,799

Industrial Conglomerates - 3.9%
General Electric Co	209,127	5,284,639

Insurance - 3.9%
American International Group, Inc	48,067	2,692,233
MetLife, Inc	48,041	2,598,538
		5,290,771

Internet Software & Services - 5.2%
eBay, Inc.*	59,759	3,353,675
Google, Inc.:
Class A*	2,200	1,167,452
Class C*	4,795	2,524,088
		7,045,215

Machinery - 4.9%
Cummins, Inc	13,765	1,984,500
Deere & Co	52,834	4,674,224
		6,658,724

Media - 4.5%
Comcast Corp	59,437	3,447,940
Time Warner, Inc	31,755	2,712,512
		6,160,452

Oil, Gas & Consumable Fuels - 7.6%
Devon Energy Corp	54,908	3,360,919
Noble Energy, Inc	73,545	3,488,239
Occidental Petroleum Corp	30,500	2,458,605
Phillips 66 Co	14,327	1,027,246
		10,335,009

Pharmaceuticals - 8.6%
Merck & Co., Inc	44,053	2,501,770
Pfizer, Inc	187,842	5,851,278
Sanofi SA (ADR)	72,021	3,284,878
		11,637,926

Software - 3.4%
Microsoft Corp	98,594	4,579,691

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 15

Equity Securities - Cont’d	Shares	Value
Specialty Retail - 2.1%
The Gap, Inc	67,372	$2,837,035

Wireless Telecommunication Services - 2.9%
Vodafone Group plc (ADR)	114,419	3,909,697

Total Equity Securities (Cost $118,588,205)		130,127,277

	Principal
Time Deposit - 3.5%	Amount
State Street Bank Time Deposit, 0.069%, 1/2/15	$4,717,352	4,717,352

Total Time Deposit (Cost $4,717,352)		4,717,352

TOTAL INVESTMENTS (Cost $123,305,557) - 99.6%		134,844,629
Other assets and liabilities, net - 0.4%		545,206
Net Assets - 100%		$135,389,835

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 813,586 shares outstanding		$46,859,729
Class C: 74,894 shares outstanding		4,157,756
Class Y: 1,087,671 shares outstanding		65,115,751
Undistributed net investment income		10,073
Accumulated net realized gain (loss) on investments and
foreign currency transactions		7,707,454
Net unrealized appreciation (depreciation) on investments		11,539,072

Net Assets		$135,389,835

Net Asset Value per Share
Class A (based on net assets of $56,046,669)		$68.89
Class C (based on net assets of $5,138,420)		$68.61
Class Y (based on net assets of $74,204,746)		$68.22

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

16 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

STATEMENTS OF OPERATIONS

	Period Ended	Year Ended
	December 31,	September 30,
Net Investment Income	2014 †	2014
Investment Income:
Dividend income (net of foreign taxes withheld of $4,267)	$639,914	$2,516,549
Interest income	1,129	3,149
Total investment income	641,043	2,519,698

Expenses:
Investment advisory fee	215,258	767,640
Transfer agency fees and expenses	30,781	105,027
Distribution Plan expenses:
Class A	33,325	111,215
Class C	12,472	40,190
Trustees' fees and expenses	15,598	142,763
Administrative fees	66,233	236,197
Accounting fees	5,431	18,009
Custodian fees	6,266	23,581
Registration fees	453	33,963
Reports to shareholders	3,166	18,513
Professional fees	26,622	50,660
Miscellaneous	4,648	5,043
Total expenses	420,253	1,552,801
Reimbursement from Advisor:
Class A	(33,682)	(142,779)
Class C	—	(4,330)
Class Y	(12,712)	(82,052)
Net expenses	373,859	1,323,640

Net Investment Income	267,184	1,196,058

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	8,834,112	16,061,253
Foreign currency transactions	—	(253)
	8,834,112	16,061,000

Change in unrealized appreciation (depreciation) on:
Investments	(7,021,045)	1,608,354
Assets and liabilities denominated in foreign currencies	—	(40)
	(7,021,045)	1,608,314

Net Realized and Unrealized Gain (Loss)	1,813,067	17,669,314

Increase (Decrease) in Net Assets
Resulting From Operations	$2,080,251	$18,865,372

† Period from October 1, 2014 through December 31, 2014.

See notes to financial statements.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 17

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended	Year Ended
	December 31,	September 30,	September 30,
Increase (Decrease) in Net Assets	2014 †	2014	2013
Operations:
Net investment income	$267,184	$1,196,058	$1,136,997
Net realized gain (loss)	8,834,112	16,061,000	5,145,246
Change in unrealized appreciation
(depreciation)	(7,021,045)	1,608,314	9,969,958

Increase (Decrease) in Net Assets
Resulting From Operations	2,080,251	18,865,372	16,252,201

Distributions to shareholders from:
Net investment income:
Class A shares	(405,381)	(277,255)	(266,209)
Class C shares	(368)	(369)	(4,415)
Class Y shares	(775,441)	(808,215)	(1,038,234)
Net realized gain:
Class A shares	(3,329,370)	—	—
Class C shares	(309,012)	—	—
Class Y shares	(4,553,950)	—	—
Total distributions	(9,373,522)	(1,085,839)	(1,308,858)

Capital share transactions:
Shares sold:
Class A shares	5,354,954	16,219,203	15,530,437
Class C shares	437,672	1,597,816	1,071,523
Class Y shares	2,036,041	10,746,313	9,240,084
Reinvestment of distributions:
Class A shares	3,420,650	245,357	247,079
Class C shares	260,084	311	3,875
Class Y shares	5,165,572	784,602	1,022,871
Redemption fees:
Class A shares	479	796	751
Class C shares	—	28	5
Class Y shares	1,389	681	4,160
Shares redeemed:
Class A shares	(1,292,975)	(6,510,757)	(5,425,313)
Class C shares	(195,070)	(434,138)	(176,637)
Class Y shares	(3,157,096)	(11,542,927)	(19,547,986)
Total capital share transactions	12,031,700	11,107,285	1,970,849

Total Increase (Decrease) in Net Assets	4,738,429	28,886,818	16,914,192

Net Assets
Beginning of period	130,651,406	101,764,588	84,850,396
End of period (including undistributed
net investment income of $10,073, $924,079
and $814,113, respectively)	$135,389,835	$130,651,406	$101,764,588

† Period from October 1, 2014 through December 31, 2014.

See notes to financial statements.

18 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended	Year Ended
	December 31,	September 30,	September 30,
Capital Share Activity	2014 †	2014	2013
Shares sold:
Class A shares	75,556	234,401	263,381
Class C shares	6,342	22,999	18,351
Class Y shares	28,934	153,766	156,895
Reinvestment of distributions:
Class A shares	49,873	3,618	4,756
Class C shares	3,842	5	74
Class Y shares	75,787	11,669	19,812
Shares redeemed:
Class A shares	(18,131)	(93,125)	(94,970)
Class C shares	(2,800)	(6,305)	(3,059)
Class Y shares	(44,348)	(168,859)	(350,937)
Total capital share activity	175,055	158,169	14,303

† Period from October 1, 2014 through December 31, 2014.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

Note A — Significant Accounting Policies

General: Calvert Large Cap Value Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

20 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

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The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of December 31, 2014, based on the inputs used to value them:

		Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$130,127,277	—	—	$130,127,277
Other debt obligations	—	$4,717,352	—	4,717,352
TOTAL	$130,127,277	$4,717,352	—	$134,844,629

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

22 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Notes B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .65% of the Fund’s average daily net assets. Under the terms of the agreement, $73,677 was payable at period end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense caps are 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. At period end, $9,507 was receivable from the Advisor.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Classes A, C, and Y. Under the terms of the agreement, $22,670 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the Fund’s average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $15,891 was payable at period end.

www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT 23

CID received $8,106 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended December 31, 2014.

Calvert Investment Services, Inc. (“CIS”) is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $3,901 for the period ended December 30, 2014. Under the terms of the agreement, $1,159 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer. Trustees’ fees are allocated to each of the funds served.

Note C — Investment Activity and Tax Information

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $47,336,467 and $44,314,945 respectively.

The tax character of dividends and distributions paid during the year or period ended December 31, 2014, September 30, 2014 and September 30, 2013 was as follows:

	December 31,	September 30,	September 30,
Distributions paid from:	2014	2014	2013
Ordinary income	$1,181,190	$1,085,839	$1,308,858
Realized Gains	8,192,332	—	—
Total	$9,373,522	$1,085,839	$1,308,858

As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$14,059,903
Unrealized (depreciation)	(2,677,783)
Net unrealized appreciation/(depreciation)	$11,382,120

Undistributed ordinary income	$1,362,391
Undistributed long-term capital gain	$6,512,088

Federal income tax cost of investments	$123,462,509

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Note D — Line of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear inter-

24 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT est at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the period ended December 31, 2014.

Note E — Fiscal Year End Change

On September 10, 2014, the Board of Trustees approved a change in the Fund’s fiscal year end from September 30 to December 31. This change is effective December 31, 2014.

Note F — Subsequent Events

In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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FINANCIAL HIGHLIGHTS

	Period Ended	Years Ended
	December 31,	September 30,	September 30,
Class A Shares	2014 (z) †	2014 (z)	2013 (z)
Net asset value, beginning	$72.84	$62.11	$52.14
Income from investment operations:
Net investment income	.13	.63	.65
Net realized and unrealized gain (loss)	.91	10.57	9.99
Total from investment operations	1.04	11.20	10.64
Distributions from:
Net investment income	(.50)	(.47)	(.67)
Net realized gain	(4.49)	—	—
Total distributions	(4.99)	(.47)	(.67)
Total increase (decrease) in net asset value	(3.95)	10.73	9.97
Net asset value, ending	$68.89	$72.84	$62.11

Total return*	1.50%	18.08%	20.66%
Ratios to average net assets: A
Net investment income	.71% (a)	.91%	1.14%
Total expenses	1.48% (a)	1.55%	1.74%
Expenses before offsets	1.23% (a)	1.23%	1.23%
Net expenses	1.23% (a)	1.23%	1.23%
Portfolio turnover	35%	64%	48%
Net assets, ending (in thousands)	$56,047	$51,446	$34,868

	Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2012	2011 (z)	2010 (z)
Net asset value, beginning	$41.36	$43.38	$41.51
Income from investment operations:
Net investment income	.76	.61	.53
Net realized and unrealized gain (loss)	10.69	(2.20)	1.75
Total from investment operations	11.45	(1.59)	2.28
Distributions from:
Net investment income	(.67)	(.43)	(.41)
Net realized gain	—	—	—
Total distributions	(.67)	(.43)	(.41)
Total increase (decrease) in net asset value	10.78	(2.02)	1.87
Net asset value, ending	$52.14	$41.36	$43.38

Total return*	27.92%	(3.78%)	5.50%
Ratios to average net assets: A
Net investment income	1.53%	1.30%	1.23%
Total expenses	1.85%	1.84%	1.99%
Expenses before offsets	1.23%	1.23%	1.23%
Net expenses	1.23%	1.23%	1.23%
Portfolio turnover	37%	25%	30%
Net assets, ending (in thousands)	$20,242	$15,213	$10,502

See notes to financial highlights.

26 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	Period Ended	Years Ended
	December 31,	September 30,	September 30,
Class C Shares	2014 (z) †	2014 (z)	2013 (z)
Net asset value, beginning	$72.26	$61.89	$51.99
Income from investment operations:
Net investment income (loss)	(.06)	(.15)	.01
Net realized and unrealized gain (loss)	.90	10.53	10.00
Total from investment operations	.84	10.38	10.01
Distributions from:
Net investment income	—	(.01)	(.11)
Net realized gain	(4.49)	—	—
Total distributions	(4.49)	(.01)	(.11)
Total increase (decrease) in net asset value	(3.65)	10.37	9.90
Net asset value, ending	$68.61	$72.26	$61.89

Total return*	1.24%	16.77%	19.30%
Ratios to average net assets: A
Net investment income (loss)	(.33%) (a)	(.21%)	.02%
Total expenses	2.26% (a)	2.46%	2.85%
Expenses before offsets	2.26% (a)	2.35%	2.35%
Net expenses	2.26% (a)	2.35%	2.35%
Portfolio turnover	35%	64%	48%
Net assets, ending (in thousands)	$5,138	$4,879	$3,145

	Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2012	2011 (z)	2010 (z)
Net asset value, beginning	$41.24	$43.37	$41.61
Income from investment operations:
Net investment income	.18	.08	.06
Net realized and unrealized gain (loss)	10.72	(2.18)	1.78
Total from investment operations	10.90	(2.10)	1.84
Distributions from:
Net investment income	(.15)	(.03)	(.08)
Net realized gain	—	—	—
Total distributions	(.15)	(.03)	(.08)
Total increase (decrease) in net asset value	10.75	(2.13)	1.76
Net asset value, ending	$51.99	$41.24	$43.37

Total return*	26.49%	(4.85%)	4.41%
Ratios to average net assets: A
Net investment income	.39%	.18%	.14%
Total expenses	3.22%	3.52%	5.09%
Expenses before offsets	2.35%	2.35%	2.35%
Net expenses	2.35%	2.35%	2.35%
Portfolio turnover	37%	25%	30%
Net assets, ending (in thousands)	$1,843	$1,151	$650

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	Period Ended	Years Ended
	December 31,	September 30,	September 30,
Class Y Shares	2014 (z) †	2014 (z)	2013 (z)
Net asset value, beginning	$72.35	$61.85	$52.09
Income from investment operations:
Net investment income	.17	.79	.79
Net realized and unrealized gain (loss)	.91	10.52	9.94
Total from investment operations	1.08	11.31	10.73
Distributions from:
Net investment income	(.72)	(.81)	(.97)
Net realized gain	(4.49)	—	—
Total distributions	(5.21)	(.81)	(.97)
Total increase (decrease) in net asset value	(4.13)	10.50	9.76
Net asset value, ending	$68.22	$72.35	$61.85

Total return*	1.56%	18.38%	20.96%
Ratios to average net assets: A
Net investment income	.95% (a)	1.15%	1.39%
Total expenses	1.05% (a)	1.10%	1.24%
Expenses before offsets	.98% (a)	.98%	.98%
Net expenses	.98% (a)	.98%	.98%
Portfolio turnover	35%	64%	48%
Net assets, ending (in thousands)	$74,205	$74,327	$63,752

	Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2012	2011 (z)	2010 (z)
Net asset value, beginning	$41.39	$43.50	$41.85
Income from investment operations:
Net investment income	.94	.71	.65
Net realized and unrealized gain (loss)	10.61	(2.18)	1.76
Total from investment operations	11.55	(1.47)	2.41
Distributions from:
Net investment income	(.85)	(.64)	(.76)
Net realized gain	—	—	—
Total distributions	(.85)	(.64)	(.76)
Total increase (decrease) in net asset value	10.70	(2.11)	1.65
Net asset value, ending	$52.09	$41.39	$43.50

Total return*	28.23%	(3.55%)	5.77%
Ratios to average net assets: A
Net investment income	1.80%	1.52%	1.52%
Total expenses	1.26%	1.20%	1.17%
Expenses before offsets	.98%	.98%	.98%
Net expenses	.98%	.98%	.98%
Portfolio turnover	37%	25%	30%
Net assets, ending (in thousands)	$62,766	$60,282	$73,263

See notes to financial highlights.

28 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.

† Period from October 1, 2014 through December 31, 2014.

(a) Annualized

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments

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and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert web-site at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www. calvert.com and on the SEC’s website at www.sec.gov.

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AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 10, 2014, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert SAGE Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by

32 www.calvert.com CALVERT LARGE CAP VALUE FUND ANNUAL REPORT (UNAUDITED)

the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Fund performed below the median of its peer group for the one--year period ended June 30, 2014, and above the median of its peer group for the three- and five-year periods ended June 30, 2014. The data also indicated that the Fund underperformed its Lipper index for the one- and five-year periods ended June 30, 2014, and outperformed its Lipper index for the three- year period ended June 30, 2014. Based upon its review, the Board concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor is currently reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

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The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor is currently reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the overall performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

Printed on recycled paper using soy inks.

Calvert Equity Income Fund

Annual Report
December 31, 2014

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INVESTMENTS

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4	President’s Letter
6	Portfolio Management Discussion
12	Shareholder Expense Example
14	Report of Independent Registered Public Accounting Firm
15	Statement of Net Assets
18	Statements of Operations
19	Statements of Changes in Net Assets
21	Notes to Financial Statements
27	Financial Highlights
31	Explanation of Financial Tables
32	Proxy Voting
33	Availability of Quarterly Portfolio Holdings
33	Basis for Board’s Approval of Investment Advisory Contract
36	Trustee and Officer Information Table

Dear Calvert Shareowner,

The United States economy improved throughout 2014, while major economies in other regions of the world struggled to regain momentum or saw slowing growth. It is still too early to declare victory, but one may say that while the United States led the world into financial crisis nearly eight years ago, the innovative and aggressive responses to the crisis by our policymakers are allowing the United States to recover more quickly. Granted, the United States has the benefit of possessing the world’s reserve currency and our monetary maneuvers in our self-interest are not without cost to economies in other regions.

As 2014 drew to a close, the United States was winding down the quantitative easing portion of its post crisis monetary policy while the European and Japanese central banks were finding it necessary to increase their own forms of quantitative easing in efforts to support asset prices and spur economic growth.

The impact of modestly improving economic activity in the U.S. and ongoing low global interest rates on financial assets in 2014 created positive returns for most stocks and bonds for the year, a condition that gave benefit to most Calvert Funds. The exceptions are assets tied to the price of oil, which collapsed during the second half of the year. Energy industries and natural resource based companies, including renewable energy companies and water related companies saw their stock valuations drop in reaction.

Across our fixed income and equity strategies, Calvert finds more utility in conducting fundamental research in order to find relative values in securities of individual companies than we do in attempting to anticipate or time changes in global economic indicators. Broadly, we are mindful of the fact that stocks and bonds have benefited substantially from the easy monetary policies and ultra-low interest rates of the post-crisis era. We believe markets are more or less fairly valued and we have taken steps seeking to moderate the risk across our portfolios.

As I take the helm at Calvert and look back at the 39 years since the firm’s founding in 1976, I note the substantial growth in the world’s population, the massive increase in the industrialization of our global society, and the associated change in the role of corporations in societal and environmental outcomes for our future.

Public companies have created tremendous net benefits to society through advances in health care, food systems, energy efficiency, communications and technology, and access to finance and other products and services too vast to detail. Hundreds of millions of people throughout the world have seen their standard of living increased through benefits created by corporate activity.

Along with the obvious net benefits to society, we are aware of the substantial stresses placed upon society and the environment from corporate behaviors. At the same time, society has awarded corporations an increasingly prominent role in the day-to-day outcomes of our lives and in the societal and environmental outcomes that will determine the future direction of the world.

Calvert, as a global investment management firm and a steward of client assets, has a growing and evolving role as a leader in responsible investing. Calvert has a rich history as a socially responsible investor and over the years we have made many contributions to corporate responsibility and public policy.

Today we are bringing Calvert’s deep expertise in investment management together with shareowner advocacy and public policy work to a new level. We are developing principles and setting standards to guide our investment research and management processes together with our active ownership and engagement initiatives.

As a long-term investor with unique insights into environmental, social, and governance activities of companies throughout the world, Calvert is able to develop a holistic view of companies’ operations. Our ability to use our insights for the benefit of the stewardship of client assets, both to produce desirable investment outcomes for our clients and to assist companies in evolving their role in society along a responsible path has never been more important.

As fellow shareowners of Calvert Funds, you and I know that it is essential to pursue the type of enduring value that Calvert seeks to create, through excellence in financial results balanced with the evolving needs of society and the environment.

Thank you for your share ownership in Calvert Funds; all of us at Calvert Investments Inc. appreciate the confidence and trust you have placed in us.

John Streur
President and Trustee, Calvert Funds
President and Chief Executive Officer, Calvert Investments, Inc.

Performance

The Calvert Equity Income Fund Class A shares (at NAV) returned 1.46% for the three-month period ended December 31, 2014. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 4.98% for the period. Weak performance in the Energy sector was the main detractor from performance. Positions in Financial and Health Care also detracted, whereas stock selection in Consumer Discretionary was beneficial.

On October 1, 2014 the Fund changed its fiscal year end, which had been September 30, to December 31; therefore this annual report is only for a three-month period. In addition, in December, portfolio manager James McGlynn resigned and Rachel Volynsky, Calvert Vice President and Senior Portfolio Manager, was added to the Fund’s investment management team.

Investment Climate

As was the case for much of 2014, equity market returns in the fourth quarter largely reflected macroeconomic trends. Improving economic conditions in the United States remained in stark contrast to the deteriorating growth outlook in much of the rest of the world, particularly in Europe. The dollar continued to strengthen against this backdrop and was a head-wind for emerging markets, while domestic small-cap stocks, which are more U.S.-focused and less dependent on global growth, surged.

From an investment-style perspective, value stocks finished slightly ahead of growth stocks for the quarter. Looking at sector performance, Utilities, Consumer Discretionary, and Consumer Staples were the top-performing sectors, while Energy, Telecommunications

6 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

CALVERT EQUITY
INCOME FUND
December 31, 2014

% of Total
Economic Sectors	Investments
Consumer Discretionary	4.6%
Consumer Staples	8.8%
Energy	12.9%
Financials	22.3%
Health Care	13.0%
Industrials	9.9%
Information Technology	9.1%
Materials	1.5%
Short-Term Investments	5.8%
Telecommunication Services	6.4%
Utilities	5.7%
Total	100%

CALVERT EQUITY
INCOME FUND
December 31, 2014

Investment Performance
(total return at NAV*)
	3 Months	12 Months
	Ended	Ended
	12/31/14	12/31/14
Class A	1.46%	9.38%
Class C	1.19%	8.15%
Class Y	1.55%	9.67%

Russell 1000
Value Index	4.98%	13.45%

Lipper Equity
Income Funds
Average	3.38%	9.76%

Ten Largest	% of Net
Stock Holdings	Assets
General Electric Co.	3.5%
Pfizer, Inc.	3.5%
Wells Fargo & Co.	3.3%
JPMorgan Chase & Co.	3.2%
AT&T, Inc.	3.1%
ConocoPhillips	3.1%
Royal Dutch Shell plc (ADR)	3.1%
Unilever NV	2.8%
Johnson & Johnson	2.7%
Merck & Co., Inc.	2.7%
Total	31.0%

* Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.

Services, and Materials lagged. The Energy sector declined sharply in the fourth quarter as the price of crude oil plunged.

The U.S. economy continued to shine relative to other developed countries, with revised data indicating gross domestic product (GDP) grew at a 5% annualized rate in the third quarter. After expanding 4.6% in the second quarter, GDP growth in the United States has now exceeded 4.5% in consecutive quarters for the first time since 2003. With consumer spending picking up and consumer confidence reaching an eight-year high, due in part to lower gas prices, the U.S. economic recovery seems to be gaining momentum. The job market is getting healthier after adding an average of 246,000 jobs per month over the course of the year, which helped push the unemployment rate down to 5.6%-though this has been aided by a drop in the labor force participation rate. Although wage growth is taking longer to materialize than in past recoveries, decreases in labor market slack should eventually translate to wage inflation.

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Some economies and sectors stand to benefit from the significant decline in the price of oil while others will undoubtedly continue to come under pressure. Countries that import a large portion of their energy are the clear winners, with the United States, Europe, and Japan benefiting. That’s not to say pockets of the U.S. economy won’t be negatively impacted, such as shale producers and the local communities they support. That said, domestic oil production accounts for small percentages of GDP and total employment in the United States, so this will likely be more than offset by the significant positive effects from cheaper gas prices, which benefit manufacturers and consumers.

The Federal Reserve (the Fed) continued to indicate that it expects to begin raising rates in mid-2015. Even with a gradual tightening, monetary policy should still remain accommodative for an extended period. In the meantime, global easing initiatives continued outside the United States, as the Bank of Japan announced a massive stimulus policy and a strong quantitative easing program is expected from the European Central Bank in early 2015. With central banks across the major economies easing monetary conditions and the Fed positioned to potentially start raising rates mid-year, the U.S. dollar will likely continue to stay strong relative to most major currencies.

Portfolio Review

For the three-month reporting period, both sector positioning and stock selection contributed to the Fund’s underperformance relative to the Russell 1000 Value Index.

A plunge in oil prices made Energy the worst-performing sector in the Index. We were modestly overweight to this sector, and stock selection was weak. The largest detractors were international oil companies Statoil and Royal Dutch Shell. Our strategy has been to concentrate sector exposure in the integrated oil stocks, which hold up better when oil prices decline. We largely avoided the weakest subsector, equipment and services.

In the Financials sector, both our underweight position and individual holdings hindered returns relative to the benchmark. We did not own real estate investment trusts (REITs), which typically do well when interest rates fall, and which had the best performance of any subsector for the quarter. Our allocation to preferred stocks, which generally lag common stocks in a rising market, also limited upside in the group.

Some Health Care holdings underperformed, particularly in pharmaceuticals. GlaxoSmithKline had trouble replacing sales of their Advair drug, which recently lost patent protection. However, we believe that management’s plan to radically re-shape its product portfolio to focus on higher-margin, steadier-growth businesses—consumer health care and vaccines—is a sound strategy.

CALVERT EQUITY
INCOME FUND
December 31, 2014

Average Annual Total Returns

Class A Shares	(with max. load)
One year	4.16%
Since inception (10/31/2011)	14.38%

Class C Shares	(with max. load)
One year	7.15%
Since inception (10/31/2011)	14.91%

Class Y Shares
One year	9.67%
Since inception (10/31/2011)	16.33%

8 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception. The results shown are for Classes A, C and Y shares and reflect the deduction of the maximum front-end Class A sales charge of 4.75% and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/ or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.66%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 9

Merck was held back by potential patient complications related to its diabetes drug Januvia, but we believe a strong pipeline of other products for cancer, hepatitis C, cholesterol and Alzheimer’s disease should drive future earnings.

Consumer Discretionary was the strongest area for the Fund. Target shares surged after the company posted better sales and third-quarter earnings results. Within the media subsector, Time Warner and Comcast stood out. Time Warner performed well on a stand-alone basis, and an unsolicited takeover offer from Twenty-First Century Fox provided downside support. Comcast continues to attract investors focused on strong cash flow generation and the benefits of a merger with Time Warner Cable.

Stock selection was also strong in Information Technology and Utilities. Within Information Technology, Seagate performed well as demand for its data storage product continued from both the PC market and Internet cloud providers. Utilities holding Edison International posted a solid return and increased its dividend substantially in December.

Outlook

We’ve been positive on the U.S. economy, especially relative to Europe, since the financial crisis and increasingly so in the last two to three years. Things have been getting progressively better in the U.S. and worse in Europe. We expect this dichotomy to continue for some time because of the eurozone’s inability to enact much needed structural economic reforms, although European financial markets might have a temporary rally in the first quarter when the QE measures are announced. On the other hand, GDP numbers in the U.S. have been very healthy and an above consensus GDP growth of 3.5 percent is quite realistic next year absent a repeat of the extreme weather conditions from last year and significant geo-political crises. In the U.S., extreme weather conditions erased about 1% of GDP in the first quarter of 2014. If this is a long-term trend, global markets may be in for a rude awakening.

Since the U.S. economy is relatively well insulated, we think U.S. stocks can post decent performance, but probably not as good as the past couple of years. Although U.S. equities appear fairly-valued based on historical standards, given the positive economic backdrop in the U.S. relative to the rest of the world, U.S. stocks could command a premium multiple and further multiple expansion next year is not out of the question.

Countries and regions such as the U.S., Japan, China, and Europe which import a large portion of their energy stand to benefit from the significant decline in the price of oil, while OPEC members and other oil-producers such as Russia could continue to be pressured. Pockets of the U.S. economy tied to the shale boom are likely to be negatively impacted as well, but we believe this can be more than offset by the significant positive multiplier effect from cheaper oil benefiting both consumers and manufacturers. Lower hydrocarbon-based energy prices could challenge the alternative energy industry in the near-term, but we view the transition from fossil fuels to alternative energy as inevitable, which reinforces our environmental, social, and governance (ESG) positioning with respect to the alternative energy sector.

Because of the high dollar and low energy prices, inflation in the U.S. will likely remain low with deflationary threats very real in many parts of the world. This may give the Fed pause in how soon and how high they want to raise rates, because global economic conditions can have an impact on the U.S., and it is probably unlikely that we will see robust economic growth outside the U.S. next year. As a result, the tightening path might wind up taking

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longer to materialize with rates staying at levels lower than consensus believes. Overall, the divergence in economic conditions should continue to support the dollar which could be another reason to favor U.S. assets.

January 2015

As of December 31, 2014, the following companies represented the following percentages of Fund net assets: Statoil 2.00%, Royal Dutch Shell 3.07%, GlaxoSmithKline 2.49%, Merck 2.71%, Target 2.18%, Time Warner 1.37%, Comcast 1.08%, Seagate 2.11%, and Edison International 2.31%. Holdings are subject to change.

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 to December 31, 2014).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/14	12/31/14	7/1/14 - 12/31/14
Class A
Actual	$1,000.00	$1,008.64	$6.23
Hypothetical	$1,000.00	$1,019.00	$6.26
(5% return per year before expenses)

Class C
Actual	$1,000.00	$1,002.89	$11.86
Hypothetical	$1,000.00	$1,013.36	$11.93
(5% return per year before expenses)

Class Y
Actual	$1,000.00	$1,009.99	$4.96
Hypothetical	$1,000.00	$1,020.27	$4.99
(5% return per year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C, and Class Y, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED) 13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees of Calvert SAGE Fund and Shareholders of Calvert Equity Income Fund: We have audited the accompanying statement of net assets of the Calvert Equity Income Fund (the “Fund”), a series of Calvert SAGE Fund, as of December 31, 2014, and the related statements of operations for the period from October 1, 2014 through December 31, 2014 and the year ended September 30, 2014, the statements of changes in net assets for the period from October 1, 2014 through December 31, 2014, and for each of the years in the two year period ended September 30, 2014, and the financial highlights for the period from October 1, 2014 through December 31, 2014, and for each of the years or periods in the three-year period ended September 30, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Equity Income Fund as of December 31, 2014, the results of its operations for the period from October 1, 2014 through December 31, 2014 and the year ended September 30, 2014, the changes in its net assets for the period from October 1, 2014 through December 31, 2014, and for each of the years in the two year period ended September 30, 2014, and the financial highlights for the period from October 1, 2014 through December 31, 2014, and for each of the years or periods in the three-year period ended September 30, 2014, in conformity with U.S. generally accepted accounting principles.

14 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

STATEMENT OF NET ASSETS
DECEMBER 31, 2014

Equity Securities - 94.9%	Shares	Value
Air Freight & Logistics - 2.2%
United Parcel Service, Inc., Class B	6,600	$733,722

Banks - 14.5%
Bank of America Corp., Preferred	500	581,485
Fifth Third Bancorp	34,000	692,750
JPMorgan Chase & Co	16,800	1,051,344
The PNC Financial Services Group, Inc	8,300	757,209
Wells Fargo & Co.:
Common	20,000	1,096,400
Preferred	500	603,000
		4,782,188

Beverages - 1.6%
PepsiCo, Inc	5,700	538,992

Capital Markets - 3.2%
Goldman Sachs Group, Inc., Preferred	15,300	388,161
Morgan Stanley Capital Trust VIII, Preferred	11,300	284,760
The Goldman Sachs Group, Inc	1,900	368,277
		1,041,198

Chemicals - 1.5%
Dow Chemical Co	10,900	497,149

Communications Equipment - 2.3%
Cisco Systems, Inc	27,500	764,912

Consumer Finance - 1.5%
Discover Financial Services, Preferred	19,900	504,266

Diversified Telecommunication Services - 6.5%
AT&T, Inc	30,600	1,027,854
BCE, Inc	13,200	605,352
Verizon Communications, Inc	10,600	495,868
		2,129,074

Electric Utilities - 5.7%
Edison International	11,700	766,116
FirstEnergy Corp	19,400	756,406
PPL Corp	9,500	345,135
		1,867,657

Electrical Equipment - 2.2%
Eaton Corp. plc	10,500	713,580

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 15

Equity Securities - Cont’d	Shares	Value
Energy Equipment & Services - 0.5%
National Oilwell Varco, Inc	2,600	$170,378

Food Products - 5.0%
General Mills, Inc	14,100	751,953
Unilever NV, NY Shares	23,100	901,824
		1,653,777

Health Care Providers & Services - 1.7%
Quest Diagnostics, Inc	8,100	543,186

Household Products - 2.2%
The Procter & Gamble Co	7,900	719,611

Industrial Conglomerates - 3.5%
General Electric Co	45,700	1,154,839

Insurance - 3.3%
MetLife, Inc.:
Common	16,000	865,440
Preferred	8,000	206,400
		1,071,840

Media - 2.5%
Comcast Corp	6,200	359,662
Time Warner, Inc	5,300	452,726
		812,388

Multiline Retail - 2.2%
Target Corp	9,500	721,145

Oil, Gas & Consumable Fuels - 12.5%
BP plc (ADR)	17,100	651,852
ConocoPhillips	14,800	1,022,088
Occidental Petroleum Corp	9,400	757,734
Royal Dutch Shell plc (ADR)	15,200	1,017,640
Statoil ASA (ADR)	37,600	662,136
		4,111,450

Pharmaceuticals - 11.5%
GlaxoSmithKline plc (ADR)	19,300	824,882
Johnson & Johnson	8,600	899,302
Merck & Co., Inc	15,800	897,282
Pfizer, Inc	36,933	1,150,463
		3,771,929

Road & Rail - 2.0%
Norfolk Southern Corp	6,100	668,621

16 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

Equity Securities - Cont’d	Shares	Value
Software - 2.6%
Microsoft Corp	18,700	$868,615

Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc	6,300	695,394
Seagate Technology plc	10,500	698,250
		1,393,644

Total Equity Securities (Cost $29,010,703)		31,234,161

	Principal
Time Deposit - 5.8%	Amount
State Street Bank Time Deposit, 0.069%, 1/2/15	$1,918,475	1,918,475

Total Time Deposit (Cost $1,918,475)		1,918,475

TOTAL INVESTMENTS (Cost $30,929,178) - 100.7%		33,152,636
Other assets and liabilities, net - (0.7%)		(238,852)
Net Assets - 100%		$32,913,784

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 1,265,954 shares outstanding		$23,454,857
Class C: 208,855 shares outstanding		4,000,493
Class Y: 136,498 shares outstanding		2,681,977
Undistributed net investment income		4,017
Accumulated net realized gain (loss) on investments		549,019
Net unrealized appreciation (depreciation) on investments and assets
and liabilities denominated in foreign currencies		2,223,421

Net Assets		$32,913,784

Net Asset Value Per Share
Class A (based on net assets of $25,839,184)		$20.41
Class C (based on net assets of $4,263,040)		$20.41
Class Y (based on net assets of $2,811,560)		$20.60

Abbreviations:
ADR: American Depositary Receipts
plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 17

STATEMENTS OF OPERATIONS

	Period Ended	Year Ended
	December 31,	September 30,
Net Investment Income	2014 †	2014
Investment Income:
Dividend income (net of foreign taxes withheld of $7,048)	$271,691	$852,201
Interest income	193	660
Total investment income .	271,884	852,861

Expenses:
Investment advisory fee .	41,533	136,602
Administrative fees	16,613	51,534
Transfer agency fees and expenses .	14,868	47,684
Distribution Plan expenses:
Class A .	16,650	52,023
Class C	9,797	30,797
Trustees' fees and expenses	8,304	32,892
Custodian fees	5,391	27,086
Registration fees .	18,034	13,359
Reports to shareholders .	5,361	7,683
Professional fees	15,727	40,306
Accounting fees .	1,410	4,158
Miscellaneous	2,715	2,762
Total expenses	156,403	446,886
Reimbursement from Advisor:
Class A .	(32,661)	(90,160)
Class C	(5,521)	(1,752)
Class Y .	(6,744)	(8,241)
Net expenses	111,477	346,733

Net Investment Income	160,407	506,128

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	597,969	2,085,486
Foreign currency transactions .	(147)	9
	597,822	2,085,495

Change in unrealized appreciation (depreciation) on:
Investments	(304,157)	1,205,016
Assets and liabilities denominated in foreign currencies	55	(104)
	(304,102)	1,204,912

Net Realized and Unrealized Gain (Loss)	293,720	3,290,407

Increase (Decrease) in Net Assets
Resulting From Operations	$454,127	$3,796,535

† Period from October 1, 2014 through December 31, 2014.

See notes to financial statements.

18 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended	Year Ended
	December 31,	September 30,	September 30,
Increase (Decrease) in Net Assets	2014 †	2014	2013
Operations:
Net investment income .	$160,407	$506,128	$175,244
Net realized gain (loss)	597,822	2,085,495	663,467
Change in unrealized appreciation
(depreciation) .	(304,102)	1,204,912	833,810

Increase (Decrease) in Net Assets
Resulting From Operations .	454,127	3,796,535	1,672,521

Distributions to shareholders from:
Net investment income:
Class A shares	(134,073)	(433,017)	(156,828)
Class C shares	(8,550)	(29,658)	(5,566)
Class Y shares	(14,768)	(43,550)	(13,265)
Net realized gain:
Class A shares	(1,496,795)	(708,042)	(57,775)
Class C shares	(230,579)	(111,061)	(4,128)
Class Y shares	(156,172)	(70,316)	(1,300)
Total distributions	(2,040,937)	(1,395,644)	(238,862)

Capital share transactions:
Shares sold:
Class A shares	2,857,317	11,531,622	7,761,973
Class C shares	597,788	1,591,131	1,740,411
Class Y shares	515,647	3,013,139	1,541,945
Reinvestment of distributions:
Class A shares	1,505,030	1,053,714	199,574
Class C shares	227,130	132,269	8,338
Class Y shares	170,939	113,866	12,643
Redemption fees:
Class A shares	178	374	9
Class C shares	—	4	103
Shares redeemed:
Class A shares	(3,749,187)	(2,459,313)	(735,218)
Class C shares	(93,293)	(448,843)	(102,384)
Class Y shares	(173,276)	(2,434,088)	(174,859)
Total capital share transactions	1,858,273	12,093,875	10,252,535

Total Increase (Decrease) In Net Assets	271,463	14,494,766	11,686,194

Net Assets
Beginning of period	32,642,321	18,147,555	6,461,361
End of period (including undistributed net
investment income of $4,017, $1,148,
and $2,090, respectively)	$32,913,784	$32,642,321	$18,147,555

† Period from October 1, 2014 through December 31, 2014.

See notes to financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended	Year Ended	Year Ended
	December 31,	September 30,	September 30,
Capital Share Activity	2014 †	2014	2013
Shares sold:
Class A shares	135,786	557,300	418,565
Class C shares	28,338	77,198	94,550
Class Y shares .	24,393	146,680	81,664
Reinvestment of distributions:
Class A shares	74,221	52,405	11,148
Class C shares	11,240	6,663	480
Class Y shares .	8,355	5,620	659
Shares redeemed:
Class A shares	(180,131)	(118,472)	(39,832)
Class C shares	(4,475)	(21,573)	(5,470)
Class Y shares .	(8,336)	(119,504)	(9,115)
Total capital share activity	89,391	586,317	552,649

† Period from October 1, 2014 through December 31, 2014.

See notes to financial statements.

20 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

Note A — Significant Accounting Policies

General: Calvert Equity Income Fund (the “Fund”), a series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Calvert SAGE Fund is comprised of two series. The operations of each series are accounted for separately. The Fund offers three separate classes of shares - Classes A, C, and Y. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.

The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.

Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.

The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 21

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. There were no such transfers during the period. Valuation techniques used to value the Fund’s investments by major category are as follows: Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event that there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee.

The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.

The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.

22 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.

At December 31, 2014, no securities were fair valued in good faith under the direction of the Board.

The following table summarizes the market value of the Fund’s holdings as of December 31, 2014, based on the inputs used to value them:

		Valuation Inputs
Investments In Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$31,234,161	—	—	$31,234,161
Other debt obligations	—	$1,918,475	—	1,918,475
TOTAL	$31,234,161	$1,918,475	—	$33,152,636

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 23

made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is accounted for as an addition to paid-in capital and is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund. This fee was eliminated effective February 2, 2015.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

Note B — Related Party Transactions

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .50% (.65% prior to January 1, 2014) of the Fund’s average daily net assets. Under the terms of the agreement, $13,945 was payable at period end.

The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2015. The contractual expense caps are 1.23%, 2.35%, and .98% for Class A, C, and Y, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit acquired fund fees and expenses, if any. Under the terms of the agreement, $24,702 was payable at period end.

Calvert Investment Administrative Services, Inc., an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% of the average daily net assets of Classes A, C, and Y. Under the terms of the agreement, $5,578 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a Distribution Plan that permits the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50% and 1.00% annually of average daily net assets of

24 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

Class A and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly, of .25% and 1.00% of the average daily net assets of Class A and C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $9,001 was payable at period end.

CID received $9,507 as its portion of commissions charged on sales of the Fund’s Class A shares for the period ended December 31, 2014.

Calvert Investment Services, Inc. (“CIS”) is the shareholder servicing agent for the Fund. For its services, CIS received a fee of $2,488 for the period ended December 31, 2014. Under the terms of the agreement, $733 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000. Committee chairs each receive an additional $2,500 annual retainer. Trustees’ fees are allocated to each of the funds served.

Note C — Investment Activity And Tax Information

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $4,385,564 and $5,320,683, respectively.

The tax character of dividends and distributions paid during the year or period ended December 31, 2014, September 30, 2014 and September 30, 2013 was as follows:

	December 31,	September 30,	September 30,
Distributions paid from:	2014	2014	2013
Ordinary income	$1,135,984	$752,321	$238,094
Long-term capital gain	904,953	643,323	768
Total	$2,040,937	$1,395,644	$238,862

As of December 31, 2014, the tax basis components of distributable earnings/(accumulated losses) and the federal tax cost were as follows:

Unrealized appreciation	$2,989,428
Unrealized (depreciation)	(766,129)
Net unrealized appreciation/(depreciation)	$2,223,299
Undistributed ordinary income	$204,379
Undistributed long-term capital gain	$348,816
Federal income tax cost of investments	$30,929,337

The differences between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Net Assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These differences are due to wash sales.

Reclassifications, as shown in the table below, have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 25

due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassifications for the Fund are due to foreign currency transactions.

Undistributed net investment income	($147)
Accumulated net realized gain (loss)	$147

Note D — Line Of Credit

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .125% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the period ended December 31, 2014.

Note E — Fiscal Year End Change

On September 10, 2014, the Board of Trustees approved a change in the Fund’s fiscal year end from September 30 to December 31. This change is effective December 31, 2014.

Note F — Subsequent Events

In preparing the financial statements as of December 31, 2014, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

26 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	Period Ended	Years Ended
	December 31,	September 30,	September 30,
Class A Shares	2014 (z) †	2014 (z)	2013 (z)
Net asset value, beginning	$21.44	$19.38	$16.87
Income from investment operations:
Net investment income	.11	.43	.30
Net realized and unrealized gain (loss)	.19	2.90	2.64
Total from investment operations	.30	3.33	2.94
Distributions from:
Net investment income	(.11)	(.40)	(.28)
Net realized gain	(1.22)	(.87)	(.15)
Total distributions	(1.33)	(1.27)	(.43)
Total increase (decrease) in net asset value	(1.03)	2.06	2.51
Net asset value, ending	$20.41	$21.44	$19.38

Total return*	1.46%	17.76%	17.74%
Ratios to average net assets: A
Net investment income	2.05% (a)	2.08%	1.64%
Total expenses	1.72% (a)	1.66%	2.15%
Expenses before offsets	1.23% (a)	1.23%	1.23%
Net expenses	1.23% (a)	1.23%	1.23%
Portfolio turnover	14%	57%	60%
Net assets, ending (in thousands)	$25,839	$26,497	$14,437

	Year Ended
	September 30,
Class A Shares	2012 #(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.30
Net realized and unrealized gain (loss)	1.83
Total from investment operations	2.13
Distributions from:
Net investment income	(.26)
Net realized gain	—
Total distributions	(.26)
Total increase (decrease) in net asset value	1.87
Net asset value, ending	$16.87

Total return*	14.29%
Ratios to average net assets: A
Net investment income	1.93% (a)
Total expenses	3.34% (a)
Expenses before offsets	1.23% (a)
Net expenses	1.23% (a)
Portfolio turnover	30%
Net assets, ending (in thousands)	$5,988

See notes to financial highlights.

www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT 27

FINANCIAL HIGHLIGHTS

	Period Ended	Years Ended
	December 31,	September 30,	September 30,
Class C Shares	2014 (z) †	2014 (z)	2013 (z)
Net asset value, beginning	$21.43	$19.39	$16.91
Income from investment operations:
Net investment income	.05	.20	.09
Net realized and unrealized gain (loss)	.19	2.90	2.65
Total from investment operations	.24	3.10	2.74
Distributions from:
Net investment income	(.04)	(.19)	(.11)
Net realized gain	(1.22)	(.87)	(.15)
Total distributions	(1.26)	(1.06)	(.26)
Total increase (decrease) in net asset value	(1.02)	2.04	2.48
Net asset value, ending	$20.41	$21.43	$19.39

Total return*	1.19%	16.46%	16.44%
Ratios to average net assets: A
Net investment income	.89% (a)	.96%	.50%
Total expenses	2.91% (a)	2.41%	3.88%
Expenses before offsets	2.35% (a)	2.35%	2.35%
Net expenses	2.35% (a)	2.35%	2.35%
Portfolio turnover	14%	57%	60%
Net assets, ending (in thousands)	$4,263	$3,724	$2,162

	Year Ended
	September 30,
Class C Shares	2012 #(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.12
Net realized and unrealized gain (loss)	1.86
Total from investment operations	1.98
Distributions from:
Net investment income	(.07)
Net realized gain	—
Total distributions	(.07)
Total increase (decrease) in net asset value	1.91
Net asset value, ending	$16.91

Total return*	13.21%
Ratios to average net assets: A
Net investment income	.75% (a)
Total expenses	14.33% (a)
Expenses before offsets	2.35% (a)
Net expenses	2.35% (a)
Portfolio turnover	30%
Net assets, ending (in thousands)	$370

See notes to financial highlights.

28 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

FINANCIAL HIGHLIGHTS

	Period Ended	Years Ended
	December 31,	September 30,	September 30,
Class Y Shares	2014 (z) †	2014 (z)	2013 (z)
Net asset value, beginning	$21.61	$19.54	$16.98
Income from investment operations:
Net investment income	.12	.48	.35
Net realized and unrealized gain (loss)	.20	2.92	2.67
Total from investment operations	.32	3.40	3.02
Distributions from:
Net investment income	(.11)	(.46)	(.31)
Net realized gain	(1.22)	(.87)	(.15)
Total distributions	(1.33)	(1.33)	(.46)
Total increase (decrease) in net asset value	(1.01)	2.07	2.56
Net asset value, ending	$20.60	$21.61	$19.54

Total return*	1.55%	18.00%	18.09%
Ratios to average net assets: A
Net investment income	2.25% (a)	2.32%	1.96%
Total expenses	1.99% (a)	1.42%	3.59%
Expenses before offsets	.98% (a)	.98%	.98%
Net expenses	.98% (a)	.98%	.98%
Portfolio turnover	14%	57%	60%
Net assets, ending (in thousands)	$2,812	$2,422	$1,549

	Year Ended
	September 30,
Class Y Shares	2012 #(z)
Net asset value, beginning	$15.00
Income from investment operations:
Net investment income	.32
Net realized and unrealized gain (loss)	1.80
Total from investment operations	2.12
Distributions from:
Net investment income	(.14)
Net realized gain	—
Total distributions	(.14)
Total increase (decrease) in net asset value	1.98
Net asset value, ending	$16.98

Total return*	14.15%
Ratios to average net assets: A
Net investment income	2.18% (a)
Total expenses	59.31% (a)
Expenses before offsets	.98% (a)
Net expenses	.98% (a)
Portfolio turnover	30%
Net assets, ending (in thousands)	$103

See notes to financial highlights.

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A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the
Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

* Total return is not annualized for periods of less than one year and does not reflect deduction of any front-
end or deferred sales charge.

# From October 31, 2011 inception.

† Period from October 1, 2014 through December 31, 2014.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

30 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT

EXPLANATION OF FINANCIAL TABLES

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) or, for International Funds, by country, and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) may also be shown. Credits earned from offset arrangements may be used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments

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and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www. calvert.com and on the SEC’s website at www.sec.gov.

32 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACT

At a meeting held on December 10, 2014, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between the Calvert SAGE Fund and the Advisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by

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the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Board considered the Advisor’s management style and its performance in employing its investment strategies as well as its current level of staffing and overall resources. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Fund’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Fund and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparative data indicated that the Fund performed above the median of its peer group for the one-year period ended June 30, 2014. The data also indicated that the Fund outperformed its Lipper index for the one-year period ended June 30, 2014. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund’s entire advisory fee was waived/reimbursed for the period ended June 30, 2014, and the total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer group. The Board also noted that the Advisor had reduced the advisory fee it charged to the Fund. In addition, the Board took into account the fees the Advisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor is currently reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and the other factors considered.

34 www.calvert.com CALVERT EQUITY INCOME FUND ANNUAL REPORT (UNAUDITED)

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide services to the Fund. The Board noted that the Advisor is currently reimbursing a portion of the Fund’s expenses. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund and that the Advisor had agreed to reduce the advisory fee it charged to the Fund. The Trustees also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s current size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) the Fund’s advisory fee is reasonable in view of the quality of services received by the Fund from the Advisor. Based on its conclusions, the Board determined that reap-proval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account
800-368-2748

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544

Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit www.calvert.com.

Printed on recycled paper using soy inks.

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as “principal accounting officer”).

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that M. Charito Kruvant, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

Services fees paid to auditing firm:

	Fiscal Year ended 9/30/14		Fiscal Period ended 12/31/14
	$	%*	$	% *

(a) Audit Fees	$36,964	0%	$24,750	0%
(b) Audit-Related Fees	$0	0%	$0	0%
(c) Tax Fees (tax return preparation for the registrant)	$6,060	0%	$4,200	0%
(d) All Other Fees	$0	0%	$0	0%

Total	$43,024	0%	$28,950	0%

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(e)  Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.  In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors.  The Committee may delegate its authority to pre-approve certain matters to one or more of its members.  In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance.  In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:

Fiscal Year ended 9/30/14		Fiscal Period ended 12/31/14
$	%*	$	% *

$28,146	0%*	$28,146	0%*

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee’s requirement to pre-approve)

(h) The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant’s independence and found that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)           This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)           Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)           The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)           There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       A copy of the registrant’s Code of Ethics.

Attached hereto.

(a)(2)       A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)       Not applicable.

(b)           A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:          /s/  John H. Streur, Jr.

                John H. Streur, Jr.

                President -- Principal Executive Officer

Date: March 2, 2015

                Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

                /s/  John H. Streur, Jr.

                John H. Streur, Jr.

                President -- Principal Executive Officer

Date: March 2, 2015

                /s/  Robert J. Enderson

                Robert J. Enderson

                Assistant Treasurer -- Principal Financial Officer

Date: March 2, 2015